[VANGUARD HORIZON FUND LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard Horizon Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]


         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                             /s/ JOHN C. BOGLE


VANGUARD HORIZON FUND CONSISTS OF FOUR PORTFOLIOS, EACH OF WHICH SEEKS TO PROVIDE ABOVE-AVERAGE RETURNS BY ASSUMING COMMENSURATELY HIGHER RISKS. THE PORTFOLIOS' AGGRESSIVE PURSUIT OF LONG-TERM GROWTH SUGGESTS THAT FUND INVESTORS SHOULD EXPECT SUBSTANTIAL SHARE-PRICE FLUCTUATIONS.

                               CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

This is my first opportunity to write directly to you since the initial public offering of Vanguard Horizon Fund took place on August 14, 1995. So, whether you joined the Fund on that date, or during the ensuing days through October 31, 1995, I welcome you as a charter shareholder. I also want to thank you for your confidence in Vanguard and in the investment managers we have selected for the Fund's Portfolios.

         I should note that, since the Fund's first fiscal year ended on October 31, this is our first Annual Report, albeit for what is usually described as a "stub" period. So, we present a table at the conclusion of this letter showing the net asset values (including accrued income) and total return for each Portfolio since the Fund's inception date. To say that these small percentage differences in total return are utterly meaningless probably overstates the case. Nonetheless, there are already some tangible signs of the distinct investment characteristics of each Portfolio. For example:

- Our Aggressive Growth Portfolio, as you might expect, has provided returns similar to the average return of the more aggressive mutual funds searching for high growth and willing to take commensurately high risks.

- Our Capital Opportunity Portfolio has been highly volatile, magnified by the extremely wild ups and downs experienced in the technology stock group during the period since the Portfolio's inception.

- Our Global Equity Portfolio has manifested swings in value that generally paralleled those of the world's stock markets in the aggregate.

- Our Global Asset Allocation Portfolio has been the least volatile, and best performing, of the four Portfolios, reflecting the fact that bonds constituted about two-thirds of its assets during the period.

         Overall, it should be clear that Horizon Fund's pursuit of higher returns means that the Fund is only appropriate for the investor with a truly long-term time horizon, who understands and accepts the higher risks that go hand in hand with the pursuit of higher returns. The specific strategies employed by each Horizon Portfolio, as well as the risks and portfolio characteristics associated with these strategies, are highlighted on pages 4 through 11 of this report.

BENCHMARK STANDARDS

For the record, here are the comparative returns achieved by each Portfolio relative to its benchmark during our brief ten-week period of operations:


---------------------------------------------------------------------------------------
                                                        TOTAL RETURN
                                                     AUGUST 14, 1995, TO
                                                      OCTOBER 31, 1995
                                 ------------------------------------------------------
VANGUARD                                                                BENCHMARK
HORIZON FUND                     PORTFOLIO         BENCHMARK             STANDARD
---------------------------------------------------------------------------------------
AGGRESSIVE                         +1.7%             +1.0%             MEDIUM-SMALL
GROWTH                                                                 CAP INDEX(1)

CAPITAL                            -3.2              -1.6              CAPITAL
OPPORTUNITY                                                            OPPORTUNITY
                                                                       STOCK INDEX(2)

GLOBAL EQUITY                      +0.5              +1.9              WORLD INDEX(3)

GLOBAL ASSET                       +2.4              +2.7              GLOBAL BALANCED
ALLOCATION                                                             INDEX(4)
---------------------------------------------------------------------------------------

1. Russell 2800 Index (excludes 200 largest U.S. stocks).
2. Average of largest aggressive growth mutual funds.
3. Morgan Stanley Capital International All-Country Stock Index.
4. MSCI World Stock Index, 60%; Salomon Brothers World Bond Index, 30%; and U.S. cash reserves, 10%.

These standards represent the best performance measures we have been able to devise, although all have their own idiosyncrasies, as do our four Horizon Portfolios. These standards are also the basis for the advisory fees we pay, which entail a substantial incentive (or penalty) when we outpace (or underperform) our benchmarks. The precise structure of our advisory fee agreements is contained in our Vanguard Horizon Fund prospectus.

                                                                     (continued)

         This table provides a simple (indeed oversimplified) summary of the fee rates we have negotiated with our advisers, based on each Portfolio's current assets:

----------------------------------------------------------------
                                INVESTMENT ADVISORY FEES
                            ------------------------------------
                                         MAXIMUM      MINIMUM
                            BASE FEE       FEE          FEE
----------------------------------------------------------------
AGGRESSIVE GROWTH(1)          0.02%       0.02%        0.02%
CAPITAL OPPORTUNITY(2)        0.40        0.70         0.10
GLOBAL EQUITY(3)              0.45        0.68         0.23
GLOBAL ASSET ALLOCATION(4)    0.40        0.70         0.10
----------------------------------------------------------------

1. Portfolio management services are provided by the Vanguard Core Management Group on an at-cost basis. Vanguard provides incentives based on the relative performance of the managers.
2. Base fee is earned when average annual performance over three years is within plus or minus 2% of benchmark.
3. Base fee is earned when average annual performance over three years outpaces benchmark by 2% to 3%.
4. Base fee is earned when average annual performance over three years outpaces benchmark by 1.75% to 2.75%.

Put another way, the use of incentive/penalty fees directly aligns the interests of our advisers with those of the shareholders of the Portfolios--a parallelism too rarely found in the mutual fund industry.

THE IMPACT OF EXPENSES

I can state categorically that: (1) the investment advisory fees shown in the table above are among the lowest--if not the lowest by far--paid to an adviser by any publicly available equity mutual fund; and (2) our incentive/penalty fee provisions are among the widest--if not the widest by far--in the entire mutual fund industry. The net result is that the annual expense ratios (basic advisory fees and operating costs as a percentage of net assets) of the Vanguard Horizon Portfolios should average roughly 0.70% or less. The average mutual fund with an aggressive growth, growth, or global asset allocation strategy incurs an expense ratio of about 1.6% annually, which provides the Horizon Portfolios with a "tailwind" equal to about 1% each year. Put another way, other factors held equal, if we provide returns that are merely average (and we aspire to a higher standard) before taking expenses into account, we will provide returns that are 1% or more above average after factoring in expenses.

         What is more--and this is a second critical factor in the long-run performance equation--none of our Horizon Fund Portfolios carries a sales load. This important advantage is available in less than one-third of the mutual funds focusing on the aggressive growth, growth, and global sectors (274 out of 879 funds). Our competitors carrying initial (or annual) sales loads may add another 1% cost (often more, if the shareholder owns the fund for less than five years) to their initial 1% "headwind" of extra annual expenses. In that case, our peers would have to outpace us by 2% per year simply to equal our net returns. That will be no mean challenge for them!

         In fairness, I would acknowledge that we impose a redemption fee of 1% on shares held for less than five years. This fee, I should emphasize, is paid, not to a sales agent, but directly to the Portfolio and its shareholders. It is aimed at providing some offset to the portfolio turnover costs that any short-term "market timers" would cause the Fund to incur. In short, the Fund is designed for investors with a long-term time horizon, and we intend to protect the interests of such shareholders to the very best of our ability.

IN SUMMARY

Our Fund--I reiterate, designed specifically for the investor with a truly long-term time horizon--is off to a fairly good start. By fiscal year end, the assets of our four Portfolios had quickly reached substantial (and relatively similar) asset levels, as shown in this table:

-------------------------------------------------------------
                              TOTAL NET ASSETS (MILLIONS)
HORIZON PORTFOLIO                  OCTOBER 31, 1995
-------------------------------------------------------------
AGGRESSIVE GROWTH                          $ 62.3
CAPITAL OPPORTUNITY                          72.3
GLOBAL EQUITY                                36.0
GLOBAL ASSET ALLOCATION                      44.7
-------------------------------------------------------------
TOTAL                                      $215.3
-------------------------------------------------------------

Portfolio assets at these levels are more than adequate to manage efficiently and to diversify broadly. So, we're off to a strong start.

         That said, today the U.S. stock market is highly valued--that is, risky--based on such "old fashioned" standards as dividend yield (very low) and market price-to-book value (very high). What's more, the U.S. bond market has come a long way in a short time, as falling interest rates have driven bond prices upward. International financial markets have generally enjoyed modest gains, although some of the emerging markets have tumbled sharply. Nonetheless, when (not whether) the dollar strengthens, international stocks and bonds will both be swimming against the tide.

         Please be aware of these risks as you begin what I hope you view as a continuing voyage with us. But also maintain your confidence in the long-term opportunities the new Horizon Portfolios present. At Vanguard, we describe this advice as "stay the course." So, we urge you to do precisely that.

Sincerely,

/s/ JOHN C. BOGLE
----------------------
John C. Bogle
Chairman of the Board

November 21, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.



                                      Net Asset Value Per Share
                                   -------------------------------
Portfolio                          Inception*     October 31, 1995     Total Return**
---------------------------------------------------------------------------------------
AGGRESSIVE GROWTH                    $10.06            $10.23               +1.7%
CAPITAL OPPORTUNITY                   10.03              9.71               -3.2
GLOBAL EQUITY                         10.03             10.08               +0.5
GLOBAL ASSET ALLOCATION               10.03             10.27               +2.4
---------------------------------------------------------------------------------------

*  Inception, August 14, 1995.
** Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

NOTE: ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                   REPORT FROM VANGUARD CORE MANAGEMENT GROUP

The Aggressive Growth Portfolio was launched during one of the strongest legs on record of any bull market advance. The market continued to advance during the two and one-half months of the fiscal year that the Portfolio was invested. During this short period, larger capitalization stocks fared somewhat better than their smaller capitalization counterparts. Large cap stocks, as represented by the Standard & Poor's 500 Index, advanced +4.4%, while medium and small "caps," as measured by the Russell 2800 Index, rose a more modest +1.0%.

         The Portfolio's aggressive nature leads us to concentrate our stock selections in the medium and small capitalization universe, which has historically provided more opportunities for large gains, although with greater risk. Given this bias, the Portfolio's returns during this short period were in line with those of the medium and small cap marketplace, lagging larger capitalization benchmarks. Nonetheless, the Portfolio did outperform the medium and small capitalization benchmark (+1.7% versus +1.0%), against which it should be measured at the present and in the future.

MARKET ENVIRONMENT

The environment for the stock market was extraordinarily positive during the twelve months ended October 31, 1995. With the backdrop of controlled economic growth and a benign inflationary outlook, interest rates declined. Simultaneously, corporate profits, reflecting several years of cost cutting measures, increased approximately +30%. The combination of lower interest rates, which justified the somewhat high price-to-earnings multiple of the stock market, and strong earnings growth propelled the market to new highs, providing a total return of +26.4%, as measured by the Standard & Poor's 500.

         To be sure, not all signs were positive. The value of the dollar declined precipitously against the Japanese yen, the German mark, and many other currencies, as the trade deficit continued to widen. The dollar did rebound strongly against the yen, but has risen more moderately against the mark. The Federal budget deficit continues to add uncertainty to the market, as rumors spread about the government not raising the debt ceiling in time to make timely payments on its debt. These macroeconomic events were accompanied by extreme optimism about technology stocks, which created a fair amount of churning within the market over the final months of the fiscal year.

OUTLOOK

The stock market return over the past year (+26.4%) and, indeed, the annualized returns over the past five (+17.2%) and ten (+15.4%) years, were very high, given that the long-term return of the stock market has averaged about +10% per year. It is difficult to imagine similar returns in the near future. Valuation levels remain high, making the market susceptible to a negative economic shock. Future growth in earnings is required to sustain any further advance in the market.

         At any point in time, the prospects of the market are never clear. At the beginning of 1995, the conventional wisdom held that the market would be soft during the first half and would rally in the second half, providing a "net" return for the year in line with the +10% long-term average. As we now know, the pundits were dead wrong and the biggest risk an investor could have taken in 1995 was to be out of the market.

         The secular trend of investors increasing their exposure to equities, as well as the aging of the "baby boom" generation into their peak saving years, has fueled much of the bull market of the past ten years and should provide continued demand for stocks in the future. Nevertheless, we would not expect future returns to match those of the past decade. A return to the long-term average, or even somewhat less, is a more rational expectation.

Respectfully,

George U. Sauter, Principal

Vanguard Core Management Group

November 27, 1995

                           PORTFOLIO CHARACTERISTICS

AGGRESSIVE GROWTH PORTFOLIO

The Aggressive Growth Portfolio may invest across all sectors of the U.S. stock market, but is expected to emphasize the stocks of medium- and small-capitalization companies. The Portfolio's adviser, the Vanguard Core Management Group, uses a variety of proprietary computer models to identify pricing inefficiencies among individual stocks or entire sectors of the stock market.

         Unlike traditional actively managed portfolios, in which managers become very familiar with a limited number of stocks, the computer models used by the adviser can, in a matter of seconds, analyze fundamental financial information on thousands of stocks and rank them from most attractive to least attractive. Given that the adviser expects to adhere to ongoing computer-generated recommendations, the annual turnover of the Portfolio is expected to be quite high. On balance, the Portfolio will likely entail greater risk and volatility than the typical aggressive growth fund.

         This table compares the Portfolio's sector diversification and several other factors relative to the Wilshire 5000 Index, as of October 31, 1995. (The Wilshire 5000 Index represents virtually the entire market capitalization of the U.S. stock market.)


-----------------------------------------------------------------------------------------------
                                                                AGGRESSIVE
                                                                  GROWTH           WILSHIRE
                                                                 PORTFOLIO           5000
-----------------------------------------------------------------------------------------------
NUMBER OF HOLDINGS  . . . . . . . . . . . . . . . . . . . .         70              6,843
-----------------------------------------------------------------------------------------------
WEIGHTING IN TOP TEN HOLDINGS   . . . . . . . . . . . . . .        19.6%            12.8%
-----------------------------------------------------------------------------------------------
ASSET BREAKDOWN BY MARKET CAPITALIZATION  . . . . . . . . .
    LARGE   . . . . . . . . . . . . . . . . . . . . . . . .         2.8%            57.4%
    MEDIUM    . . . . . . . . . . . . . . . . . . . . . . .        67.7             29.4
    SMALL   . . . . . . . . . . . . . . . . . . . . . . . .        29.5             13.2
-----------------------------------------------------------------------------------------------
    TOTAL   . . . . . . . . . . . . . . . . . . . . . . . .       100.0%           100.0%
-----------------------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
    BASIC MATERIALS   . . . . . . . . . . . . . . . . . . .        11.2%             6.0%
    CAPITAL GOODS   . . . . . . . . . . . . . . . . . . . .        12.0              7.7
    CONSUMER CYCLICAL   . . . . . . . . . . . . . . . . . .        15.4             14.2
    CONSUMER STAPLES    . . . . . . . . . . . . . . . . . .         7.1              9.6
    ENERGY    . . . . . . . . . . . . . . . . . . . . . . .         6.7              6.6
    FINANCE   . . . . . . . . . . . . . . . . . . . . . . .        18.3             15.9
    HEALTH CARE   . . . . . . . . . . . . . . . . . . . . .         2.5             10.1
    TECHNOLOGY    . . . . . . . . . . . . . . . . . . . . .        12.0             14.2
    TRANSPORTATION    . . . . . . . . . . . . . . . . . . .         2.5              1.9
    UTILITIES   . . . . . . . . . . . . . . . . . . . . . .         9.5             11.4
    MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . .         2.8              2.4
-----------------------------------------------------------------------------------------------
    TOTAL   . . . . . . . . . . . . . . . . . . . . . . . .       100.0%           100.0%
-----------------------------------------------------------------------------------------------

                      REPORT FROM HUSIC CAPITAL MANAGEMENT

The Capital Opportunity Portfolio commenced operations on August 14, 1995, and we began investing the Portfolio in line with our current investment themes and market outlook. Our investment process seeks to identify stocks undergoing changes that lead to high earnings growth and altered perceptions by other investors.

         Groups of these stocks are linked by a common relationship, or theme, which identifies the principal driver of expected performance. Our four investment themes include Corporate Renaissance, for companies that have restructured their businesses to improve operating margins; The Power Of Growth, for companies in capacity-constrained industries that are benefiting from the economic recovery; Riding The Information Superhighway, for companies providing computer-based technology to transmit voice, video, and data over communications networks; and Super Secular Growers, for companies in certain niche areas that offer the prospect of strong secular growth for the balance of the 1990s.

         As of October 31, 1995, our heaviest commitments included: (1) technology companies, with a focus on computer networking, internet connectivity, and productivity enhancement and entertainment software; (2) health-care stocks, with an emphasis on companies controlling costs and increasing productivity while improving the quality of health-care services; and (3) financial companies positioned to take advantage of an expected decline in interest rates and a widening of the spread between short-term and long-term interest rates.

MARKET OUTLOOK

We believe that 1995 will produce the highest returns of this decade--even surpassing the 30%-plus return achieved in 1991. We also believe the market will be up again in 1996 (though not as much as in 1995), since it continues to benefit from low inflation, stable to declining interest rates, and a strengthening U.S. dollar. A wildcard for stock prices, and a likely contributor to market volatility, will be: (1) the ongoing Presidential and Congressional election campaigns; and (2) the form of any legislation to balance the budget, cut taxes, and control government spending.

         Further support for higher stock prices should come from several factors. First of all, we are living in a period of secular global wage disinflation, which is extremely positive for corporate profits and interest rates. Despite the economic recovery, the process of lowering costs and restructuring companies continues. Recently, we have the example of AT&T splitting itself into three parts and announcing they will lay off 20,000 employees. Such restructurings have increased efficiency and profitability beyond most expectations. We see this trend continuing.

         Second, the torrid pace of merger and acquisition activity will provide important support for the market. In the third quarter, we saw major moves made by Disney on Capital Cities and by Time Warner on Turner Broadcasting. International merger activity is also occurring at a rapid clip. 1995 should establish a new record for dollar volume of mergers and acquisitions.

         Third, we expect corporate profits to continue to do well, a result of corporate restructuring, the level of the U.S. dollar, and the successful position of American industry at the forefront of a number of high-growth industries, including technology, health care, media, and financial services.

         Looking ahead, we believe that small-cap and mid-cap growth stocks will outperform large-cap stocks. In a low inflation, slow economic growth environment, small and mid-size companies are better positioned to achieve higher rates of earnings growth. Most importantly, their smaller cap stock valuations remain favorable relative to larger cap stocks. We anticipate capitalizing on the positive environment we see for the shareholders of the Capital Opportunity Portfolio.

Respectfully,

Frank J. Husic, Managing Partner

Husic Capital Management

November 15, 1995

                           PORTFOLIO CHARACTERISTICS

CAPITAL OPPORTUNITY PORTFOLIO

The Capital Opportunity Portfolio invests primarily in the stocks of small and medium-sized companies. The Portfolio's investment adviser, Husic Capital Management, focuses on companies and industries that it believes will soon experience changes--either positive or negative--that have not been anticipated by the general investment community. When positive situations are identified, the adviser may accumulate a significant weighting in a particular company or market sector.

         The Portfolio will tend to be relatively undiversified, with assets concentrated in roughly 35 to 40 companies, the top ten of which will generally comprise some 40% of the total Portfolio. On the other hand, in cases where the adviser identifies what it regards as a negative change, it may allocate up to 10% of the Portfolio's assets to sell stocks short or use put options. (No assets are currently invested under this strategy.) On balance, the Portfolio will likely entail greater risk and volatility than the average capital appreciation fund.

         This table compares the Portfolio's sector diversification and several other factors relative to the Wilshire 5000 Index, as of October 31, 1995. (The Wilshire 5000 Index represents virtually the entire market capitalization of the U.S. stock market.)

-----------------------------------------------------------------------------------------------
                                                                  CAPITAL
                                                                OPPORTUNITY        WILSHIRE
                                                                 PORTFOLIO           5000
-----------------------------------------------------------------------------------------------
NUMBER OF HOLDINGS  . . . . . . . . . . . . . . . . . . . .          39             6,843
-----------------------------------------------------------------------------------------------
WEIGHTING IN TOP TEN HOLDINGS   . . . . . . . . . . . . . .        38.1%             12.8%
-----------------------------------------------------------------------------------------------
ASSET BREAKDOWN BY MARKET CAPITALIZATION
    LARGE   . . . . . . . . . . . . . . . . . . . . . . . .        30.1%             57.4%
    MEDIUM    . . . . . . . . . . . . . . . . . . . . . . .        44.7              29.4
    SMALL   . . . . . . . . . . . . . . . . . . . . . . . .        25.2              13.2
-----------------------------------------------------------------------------------------------
    TOTAL   . . . . . . . . . . . . . . . . . . . . . . . .       100.0%            100.0%
-----------------------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
    BASIC MATERIALS   . . . . . . . . . . . . . . . . . . .         2.6%              6.0%
    CAPITAL GOODS   . . . . . . . . . . . . . . . . . . . .         1.3               7.7
    CONSUMER CYCLICAL   . . . . . . . . . . . . . . . . . .        11.9              14.2
    CONSUMER STAPLES    . . . . . . . . . . . . . . . . . .         0.0               9.6
    ENERGY    . . . . . . . . . . . . . . . . . . . . . . .         0.0               6.6
    FINANCE   . . . . . . . . . . . . . . . . . . . . . . .        12.3              15.9
    HEALTH CARE   . . . . . . . . . . . . . . . . . . . . .        13.1              10.1
    TECHNOLOGY    . . . . . . . . . . . . . . . . . . . . .        58.8              14.2
    TRANSPORTATION    . . . . . . . . . . . . . . . . . . .         0.0               1.9
    UTILITIES   . . . . . . . . . . . . . . . . . . . . . .         0.0              11.4
    MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . .         0.0               2.4
-----------------------------------------------------------------------------------------------
    TOTAL   . . . . . . . . . . . . . . . . . . . . . . . .       100.0%            100.0%
-----------------------------------------------------------------------------------------------

                 REPORT FROM MARATHON ASSET MANAGEMENT LIMITED

It is a great honor to report to shareholders of the Global Equity Portfolio for the first time. At fiscal year end, the Portfolio has been in existence for just over ten weeks, and the bulk of the management time has been spent on the construction of a Portfolio that will benefit shareholders over the next several years. Rather than focusing on short-term results, we focus on the Portfolio itself and the prospects for the year ahead.

         The current global economic upswing is characterized by a slowdown in many countries and accompanying declines in interest rates. The fear that this slowdown might deepen into a recession concerns many investors, and is no doubt affecting their enthusiasm for various market sectors. Outside of the U.S., the impact of the slowdown on share prices has been more pronounced, because the profits recovery has been muted.

         The good news is that many countries will be keen to cut interest rates and loosen monetary policy if they perceive growth to be weakening. Indeed, the authorities in Japan have done precisely that in the past three months by engineering a significant decline in the value of the yen. Similar actions may continue to take place in parts of Europe.

         On balance, the economic characteristics associated with the tops of economic cycles do not appear to be present. Inflationary expectations, high levels of capacity utilization, and excessive investment spending by corporations are all conspicuous by their absence in most nations. The disinterested observer would claim that conditions appear closer to the bottom than to the top of the economic cycle.

         For shareholders in the Global Equity Portfolio, this is an added positive, since these poorer economic conditions are reflected in the pricing of corporate assets in the various stock markets. It is possible to generalize that similar corporate assets are available in international stock markets at up to half the price of comparable firms in the United States. While there is no guarantee that this valuation gap will be closed, "regression to the average" is an important investment principle.

         The investment of the Portfolio has been undertaken in line with Marathon's global model (see table on facing page). The main features of the Portfolio are a bias toward the softer-currency European economies at the expense of France, Germany, and the Netherlands, and a relatively modest exposure to Southeast Asia and other emerging markets.

         The basis for the European disposition of assets reflects divergent monetary policies between member states of the European Union. The lack of emerging markets representation primarily reflects the valuations of equity securities in many of these markets relative both to the replacement cost of assets and to the domestic interest rate structures. With regard to our Japanese yen exposure, it should be noted that one-quarter is hedged forward into U.S. dollars. We are enthusiastic about Australia and New Zealand, and are significantly overweighted in this area.

         Many market participants see the harbinger of underperformance or even recession in current stock market action. Our view is more sanguine: economic weakness, should it continue, is likely to be counteracted by interest rate cuts. Such action is likely to be reflationary and should help arrest recent unfavorable economic trends where they exist.

         In the past, economic cycles have been brought to an end by contraction in monetary growth (to reduce inflation) and overinvestment in the real economy (which lowers capacity utilization rates). Neither of these factors is present at the current time. Although there are no shortages of problems or uncertainties (such as the current U.S. budget discussions), the odds continue to favor an extended economic cycle. This should be favorable for financial assets in fiscal year 1996.

Respectfully,

Jeremy Hosking

Marathon Asset Management Limited

November 16, 1995

                           PORTFOLIO CHARACTERISTICS

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio may invest in all of the world's equity markets, from established markets such as the U.S. and Japan to emerging markets such as Mexico and Thailand. The Portfolio's London-based adviser, Marathon Asset Management Limited, concentrates its analysis on individual companies and the industries in which they invest, rather than the macroeconomic trends within each country.

         While the Portfolio will generally be fairly well-diversified among the global equity markets, the holdings within each country may be concentrated among relatively few companies. The adviser's primary strategy revolves around valuing companies on the basis of "return on assets," a good measure of a firm's ability to generate future earnings growth. On balance, the Portfolio will likely entail about the same level of risk and volatility as the typical global equity mutual fund.

         This table compares the Portfolio's country diversification relative to the Morgan Stanley Capital International All-Country Stock Index. (This Index represents virtually the entire market capitalization of the world's equity markets.)

-----------------------------------------------------------------------------------------------
                                                                  GLOBAL
                                                                  EQUITY            WORLD
COUNTRY                                                          PORTFOLIO          INDEX
-----------------------------------------------------------------------------------------------
AUSTRALIA   . . . . . . . . . . . . . . . . . . . . . . . .         4.4%             1.5%
HONG KONG   . . . . . . . . . . . . . . . . . . . . . . . .         0.8              1.8
JAPAN   . . . . . . . . . . . . . . . . . . . . . . . . . .        16.7             16.7
MALAYSIA  . . . . . . . . . . . . . . . . . . . . . . . . .         1.7              1.2
NEW ZEALAND   . . . . . . . . . . . . . . . . . . . . . . .         0.0              0.3
SINGAPORE   . . . . . . . . . . . . . . . . . . . . . . . .         1.3              0.8
-----------------------------------------------------------------------------------------------
    PACIFIC REGION    . . . . . . . . . . . . . . . . . . .        24.9%            22.3%
-----------------------------------------------------------------------------------------------
FRANCE  . . . . . . . . . . . . . . . . . . . . . . . . . .         3.0%             3.7%
GERMANY   . . . . . . . . . . . . . . . . . . . . . . . . .         2.8              3.9
NETHERLANDS   . . . . . . . . . . . . . . . . . . . . . . .         1.4              2.3
SWEDEN  . . . . . . . . . . . . . . . . . . . . . . . . . .         5.3              1.2
SWITZERLAND   . . . . . . . . . . . . . . . . . . . . . . .         1.5              3.4
UNITED KINGDOM  . . . . . . . . . . . . . . . . . . . . . .        12.3              9.5
OTHER (EIGHT COUNTRIES)   . . . . . . . . . . . . . . . . .         4.7              4.4
-----------------------------------------------------------------------------------------------
    EUROPEAN REGION   . . . . . . . . . . . . . . . . . . .        31.0%            28.4%
-----------------------------------------------------------------------------------------------
CANADA  . . . . . . . . . . . . . . . . . . . . . . . . . .         1.7%             2.2%
UNITED STATES   . . . . . . . . . . . . . . . . . . . . . .        30.1             40.7
-----------------------------------------------------------------------------------------------
    NORTH AMERICAN REGION   . . . . . . . . . . . . . . . .        31.8%            42.9%
-----------------------------------------------------------------------------------------------
MEXICO  . . . . . . . . . . . . . . . . . . . . . . . . . .         1.0%             0.6%
SOUTH AFRICA  . . . . . . . . . . . . . . . . . . . . . . .         2.1              1.2
OTHER (TWENTY COUNTRIES)  . . . . . . . . . . . . . . . . .         0.0              4.6
-----------------------------------------------------------------------------------------------
    EMERGING MARKETS    . . . . . . . . . . . . . . . . . .         3.1%             6.4%
-----------------------------------------------------------------------------------------------
CASH  . . . . . . . . . . . . . . . . . . . . . . . . . . .         9.2%             0.0%
-----------------------------------------------------------------------------------------------
TOTAL   . . . . . . . . . . . . . . . . . . . . . . . . . .       100.0%           100.0%
-----------------------------------------------------------------------------------------------

                  REPORT FROM STRATEGIC INVESTMENT MANAGEMENT

Strategic Investment Management began managing the assets of the Global Asset Allocation Portfolio on August 14, 1995. During the two and one-half months since the Portfolio's inception, equity returns have continued to rise at an exceptional pace, well in excess of long-term historical averages. We benefited from strong financial markets generally, and the U.S. bond market in particular, but only marginally from the robust U.S. equity market because of the Portfolio's very low allocation to U.S. stocks.

         The Portfolio has been postured defensively. We currently are overweighted in fixed-income securities (both bonds and cash) and underweighted in stocks--particularly U.S. stocks--relative to our globally diversified balanced benchmark of 60% stocks and 40% fixed-income securities (30% bonds, 10% cash). The Portfolio's defensiveness relative to the benchmark has yet to be rewarded.

         Our investment process dynamically allocates the assets of the Portfolio across global markets in order to improve on the performance of the benchmark portfolio. We use a computer model, driven by a fundamental and economically motivated view of market returns, which overweights (1) those assets with favorable valuation levels (i.e., which have incorporated high levels of perceived risk), and (2) economies experiencing plentiful financial liquidity (i.e., where the expected flow of available credit exceeds the demands coming from the real economy).

         We believe that global stock markets, particularly U.S. stocks, are unfavorably valued, with lower-than-average risk priced into the markets (e.g., price-to-normalized earnings ratios are quite elevated). On the other hand, fixed-income markets have had about average levels of valuation or risk priced into them (e.g., yields adjusted for expected inflation are average to above average). Financial liquidity, as measured by declines in expected inflationary pressures or short-term interest rate declines, has been somewhat less accommodative than average in the U.S., but is improving in most non-U.S. markets.

         Our Portfolio has held bonds modestly above the duration of the benchmark, reflecting our expectation of declines in interest rates. Duration was kept above the benchmark among the higher yielding markets (Australia, Canada, United Kingdom, and France), but below the benchmark in the lower yielding markets (Japan and Germany). Our model and the Portfolio have held a below-benchmark foreign currency exposure (the benchmark weight being about 15%), primarily by underweighting exposure to the Japanese yen, given the growing interest rate differential in favor of U.S. dollar denominated assets.

         Our investment process is highly disciplined and operates best when markets fluctuate excessively in relation to the relatively rare changes in the long-term fundamentals that underpin asset returns over the long term. Currently, the U.S. equity market rests at much above-average valuation levels. In our view, this suggests two alternatives: (1) investors are willing to permanently accept a level of compensation for equity risk that is well below historical averages, or (2) investors believe that the U.S. corporate sector has experienced an important and permanent shift to higher profitability (caused, perhaps, by a quasi-permanent increase in productivity). Our investment posture currently represents a bet against either proposition.

Respectfully,

Michael A. Duffy, Managing Director

Strategic Investment Management

November 14, 1995

                           PORTFOLIO CHARACTERISTICS

GLOBAL ASSET ALLOCATION PORTFOLIO

The Global Asset Allocation Portfolio may invest in stocks, bonds, and cash reserves in any of the world's financial markets. The Portfolio's adviser, Strategic Investment Management, seeks to exploit pricing discrepancies among the three asset classes and among the world's financial markets themselves. The adviser's performance will be measured against an unmanaged Global Balanced Index comprising 60% global stocks, 30% global bonds, and 10% U.S. cash reserves.

         At any given time, the Portfolio may be heavily concentrated in one asset class or in a small number of countries. What's more, the adviser's computer-aided allocation strategy may entail frequent movements among the three asset classes and the various countries, which means that portfolio turnover will tend to be quite high. On balance, the Portfolio will likely entail approximately similar levels of risk and volatility compared to the typical global asset allocation fund.

-----------------------------------------------------------------------------------------------
                                                                  GLOBAL
                                                                   ASSET            GLOBAL
                                                                ALLOCATION         BALANCED
                                                                 PORTFOLIO          INDEX
-----------------------------------------------------------------------------------------------
EQUITIES
    AUSTRALIA   . . . . . . . . . . . . . . . . . . . . . .         1.5%             1.2%
    CANADA    . . . . . . . . . . . . . . . . . . . . . . .         1.8              1.7
    FRANCE    . . . . . . . . . . . . . . . . . . . . . . .         1.2              2.7
    GERMANY   . . . . . . . . . . . . . . . . . . . . . . .         2.4              2.7
    HONG KONG   . . . . . . . . . . . . . . . . . . . . . .         0.7              1.4
    JAPAN   . . . . . . . . . . . . . . . . . . . . . . . .         5.9             11.8
    SPAIN   . . . . . . . . . . . . . . . . . . . . . . . .         1.0              0.7
    UNITED KINGDOM    . . . . . . . . . . . . . . . . . . .         3.1              7.3
    UNITED STATES   . . . . . . . . . . . . . . . . . . . .        15.0             30.5
-----------------------------------------------------------------------------------------------
    TOTAL EQUITIES    . . . . . . . . . . . . . . . . . . .        32.6%            60.0%
-----------------------------------------------------------------------------------------------
BONDS
    INTERNATIONAL   . . . . . . . . . . . . . . . . . . . .        18.2%            17.6%
    UNITED STATES   . . . . . . . . . . . . . . . . . . . .        43.3             12.4
-----------------------------------------------------------------------------------------------
    TOTAL BONDS   . . . . . . . . . . . . . . . . . . . . .        61.5%            30.0%
-----------------------------------------------------------------------------------------------
CASH RESERVES   . . . . . . . . . . . . . . . . . . . . . .         5.9%            10.0%
-----------------------------------------------------------------------------------------------
TOTAL   . . . . . . . . . . . . . . . . . . . . . . . . . .       100.0%           100.0%
-----------------------------------------------------------------------------------------------

                           STATEMENT OF NET ASSETS

                                                            FINANCIAL STATEMENTS
                                                                October 31, 1995

                                                                      Market
AGGRESSIVE GROWTH                                                      Value
PORTFOLIO                                         Shares              (000)+
----------------------------------------------------------------------------
COMMON STOCKS (100.2%)
----------------------------------------------------------------------------
BASIC MATERIALS (11.2%)
    Champion International Corp.                  23,900            $  1,279
    Eastman Chemical                              20,100               1,196
    IMC Global Inc.                               16,900               1,183
*   LTV Corp.                                     57,900                 811
    Newmont Mining Corp.                          30,200               1,140
    Stone Container Corp.                         33,300                 550
    Vigoro Corp.                                  19,300                 837
                                                                 -----------
          GROUP TOTAL                                                  6,996
                                                                 -----------
----------------------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (12.0%)
    Belden Inc.                                   37,200                 898
    Greenfield Industries, Inc.                   35,300               1,041
    Harsco Corp.                                   7,300                 385
    Johnson Controls, Inc.                        17,700               1,031
    Kennametal, Inc.                              15,600                 486
*   Owens-Corning Fiberglas Corp.                 26,100               1,106
    TRW, Inc.                                      8,100                 533
    Thiokol Corp.                                 16,800                 582
    The Timkin Co.                                15,600                 628
*   Varity Corp.                                  21,800                 790
                                                                 -----------
          GROUP TOTAL                                                  7,480
                                                                 -----------
----------------------------------------------------------------------------
CONSUMER CYCLICAL (15.5%)
    Black & Decker Corp.                          36,200               1,226
*   Boyd Gaming Corp.                             73,700               1,004
*   Burlington Industries                         90,300               1,005
*   Circus Circus Enterprises Inc.                21,100                 562
    Cooper Tire & Rubber Co.                      28,600                 661
    Dow Jones & Co., Inc.                         29,000               1,022
*   HFS Inc.                                      17,700               1,084
*   Heritage Media Corp. Class A                  32,700                 907
*   Hollywood Casino Corp.                       101,300                 608
    Pier 1 Imports Inc.                           95,000                 914
    Wendy's International, Inc.                   32,000                 636
                                                                 -----------
          GROUP TOTAL                                                  9,629
                                                                 -----------
----------------------------------------------------------------------------
CONSUMER STAPLES (7.1%)
    American Stores Co.                           38,600               1,153
    Ball Corp.                                    16,400                 453
    The Clorox Co.                                13,700                 983
    Goodmark Foods, Inc.                          25,300                 455
*   Safeway, Inc.                                 29,200               1,380
                                                                 -----------
          GROUP TOTAL                                                  4,424
                                                                 -----------
----------------------------------------------------------------------------
ENERGY (6.7%)
    Coastal Corp.                                 34,600               1,120
    Halliburton Co.                               29,300               1,216
    Kerr-McGee Corp.                              20,500               1,130
*   Western Atlas Inc.                            15,700                 689
                                                                 -----------
          GROUP TOTAL                                                  4,155
                                                                 -----------
----------------------------------------------------------------------------
FINANCIAL (18.4%)
    AFLAC, Inc.                                   22,200                 905
    H.F. Ahmanson & Co.                           28,500                 713
    Amvestors Financial Corp.                     75,300                 847
    Aon Corp.                                     27,900               1,147
    Bank of Boston Corp.                          23,400               1,041
    Capstead Mortgage Corp.                       20,500                 671
    CoreStates Financial Corp.                    33,000               1,200
    Queens County Bancorp, Inc.                   26,600               1,064
    Republic New York Corp.                       18,600               1,090
    St. Paul Cos., Inc.                           19,300                 979
    Summit Bancorp                                25,900                 725
    Thornburg Mortgage Asset Corp.                71,600               1,065
                                                                 -----------
          GROUP TOTAL                                                 11,447
                                                                 -----------
----------------------------------------------------------------------------
HEALTH CARE (2.5%)
*   Fresenius USA, Inc.                           42,700                 699
*   Lincare Holdings Inc.                         35,500                 883
                                                                 -----------
       GROUP TOTAL                                                     1,582
                                                                 -----------
----------------------------------------------------------------------------
TECHNOLOGY (12.0%)
*   Cheyenne Software, Inc.                       44,000                 919
*   Chips & Technologies, Inc.                    66,900                 577
*   Gateway 2000 Inc.                             20,100                 671
*   Komag, Inc.                                   16,800                 956
*   Network Equipment Technologies                22,500                 734
    The Standard Register Co.                     44,500               1,001
*   Sun Microsystems, Inc.                        10,000                 780
*   Teradyne, Inc.                                29,700                 991
    Varian Associates, Inc.                       15,900                 817
                                                                 -----------
          GROUP TOTAL                                                  7,446
                                                                 -----------
----------------------------------------------------------------------------
TRANSPORT & SERVICES (2.5%)
    Delta Air Lines, Inc.                          8,600                 564
*   UAL Corp.                                      5,500                 967
                                                                 -----------
          GROUP TOTAL                                                  1,531
                                                                 -----------
----------------------------------------------------------------------------
UTILITIES (9.5%)
    Boston Edison Co.                             43,200               1,183
    Central Maine Power Co.                       68,600                 952
    Cincinnati Bell, Inc.                         40,200               1,181
    Detroit Edison Co.                            22,100                 746
    Pacific Enterprises                           32,400                 802
    Southern New England
       Telecommunications Corp.                   29,800               1,077
                                                                 -----------
          GROUP TOTAL                                                  5,941
                                                                 -----------
----------------------------------------------------------------------------
MISCELLANEOUS (2.8%)
    McKesson Corp.                                24,600               1,175
*   Seitel, Inc.                                  22,300                 577
                                                                 -----------
          GROUP TOTAL                                                  1,752
                                                                 -----------
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $62,463)                                                      62,383
----------------------------------------------------------------------------

                                                    Face              Market
                                                  Amount               Value
                                                   (000)              (000)+
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (.9%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT
    Collateralized by U.S. Government
       Obligations in a Pooled
       Cash Account 5.89%, 11/1/95
       (Cost $562)                                  $562           $     562
----------------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
    (Cost $63,025)                                                    62,945
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
----------------------------------------------------------------------------
    Other Assets--Note C                                                 700
    Liabilities                                                       (1,378)
                                                                 -----------
                                                                        (678)
----------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------
    Applicable to 6,086,962 outstanding
       $.001 par value shares
       (authorized 250,000,000 shares)                               $62,267
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                             $10.23
============================================================================
+See Note A to Financial Statements.
*Non-Income Producing Security.


----------------------------------------------------------------------------
AT OCTOBER 31, 1995, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
                                                  Amount                 Per
                                                   (000)               Share
                                               ---------           ---------
    Paid in Capital                              $62,096              $10.20
    Undistributed Net
       Investment Income                             260                 .04
    Accumulated Net
       Realized Losses--Note D                        (9)                 --
    Unrealized Depreciation
       of Investments--Note E                        (80)               (.01)
----------------------------------------------------------------------------
NET ASSETS                                       $62,267              $10.23
----------------------------------------------------------------------------


                                                                      Market
CAPITAL OPPORTUNITY                                                    Value
PORTFOLIO                                         Shares              (000)+
----------------------------------------------------------------------------
COMMON STOCKS (100.4%)
----------------------------------------------------------------------------
BASIC MATERIALS (2.6%)
----------------------------------------------------------------------------
    Monsanto Co.                                  18,000            $  1,886
                                                                 -----------
----------------------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (1.3%)
----------------------------------------------------------------------------
*   Patten Corp.                                 225,000                 956
                                                                 -----------
----------------------------------------------------------------------------
CONSUMER CYCLICAL (12.0%)
----------------------------------------------------------------------------
    Chrysler Corp.                                43,400               2,241
*   Creative Technology Ltd.                      55,000                 639
*   Edmark Corp.                                  40,000               1,720
*   Electronic Arts                               40,000               1,465
*   Sierra On-line, Inc.                          69,000               2,570
                                                                 -----------
          GROUP TOTAL                                                  8,635
                                                                 -----------
----------------------------------------------------------------------------
FINANCIAL (12.4%)
----------------------------------------------------------------------------
    Alex Brown, Inc.                              30,000               1,466
    BankAmerica Corp.                             20,000               1,150
    Household International, Inc.                 40,100               2,256
    The Money Store                               30,000               1,185
    Morgan Stanley Group, Inc.                    18,000               1,566
    Charles Schwab Corp.                          60,000               1,372
                                                                 -----------
          GROUP TOTAL                                                  8,995
                                                                 -----------
----------------------------------------------------------------------------
HEALTH CARE (13.1%)
----------------------------------------------------------------------------
*   Bio-Vascular, Inc.                           147,400               2,064
*   Boston Scientific Corp.                       35,000               1,474
*   Healthsource, Inc.                            28,000               1,484
*   Heart Technology, Inc.                        35,000                 989
    Medtronic, Inc.                               60,000               3,465
                                                                 -----------
          GROUP TOTAL                                                  9,476
                                                                 -----------
----------------------------------------------------------------------------
TECHNOLOGY (59.0%)
----------------------------------------------------------------------------
COMMUNICATION EQUIPMENT (3.0%)
*   U.S. Robotics Corp.                           23,000               2,128
COMPUTER RELATED (6.5%)
*   Cisco Systems, Inc.                           25,000               1,937
*   Sun Microsystems, Inc.                        35,600               2,777
COMPUTER SERVICES (3.9%)
*   Discreet Logic, Inc.                          49,000               2,793
COMPUTER SOFTWARE (22.3%)
*   America Online, Inc.                          23,000               1,840
*   Bay Networks                                  21,600               1,431
    HBO and Co.                                   30,000               2,115
*   McAfee Associates, Inc.                       34,000               1,981
*   Peoplesoft Inc.                               23,700               2,038
    Shared Medical Systems Corp.                  58,600               2,263
*   Symantec Corp.                               100,000               2,425
*   UUnet Technologies, Inc.                      34,000               2,040

                                                                      Market
CAPITAL OPPORTUNITY                                                    Value
PORTFOLIO (continued)                             Shares              (000)+
----------------------------------------------------------------------------
ELECTRONIC COMPONENTS &
    INSTRUMENTS (16.9%)
*   Applied Materials, Inc.                       29,100            $  1,459
*   LSI Logic Corp.                               30,000               1,414
*   Macromedia                                    43,200               1,577
    Micron Technology Inc.                        20,000               1,412
*   Oak Technology, Inc.                          30,600               1,675
*   Sierra Semiconductor                          80,000               1,430
*   Stormedia, Inc.                               35,000               1,575
*   Ultralife Batteries, Inc.                     85,000               1,700
TELECOMMUNICATIONS (6.4%)
*   Ascend Communications, Inc.                   72,000               4,644
                                                                 -----------
          GROUP TOTAL                                                 42,654
                                                                 -----------
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $69,708)                                                        72,602
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (15.8%)
----------------------------------------------------------------------------

                                                    Face
                                                  Amount
                                                   (000)
                                               ---------
U.S. TREASURY BILL
    5.493%, 11/16/95                              $1,518               1,515
REPURCHASE AGREEMENT
    Collateralized by U.S. Government
       Obligations in a Pooled
       Cash Account
       5.89%, 11/1/95                              9,924               9,924
----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $11,439)                                                    11,439
----------------------------------------------------------------------------
TOTAL INVESTMENTS (116.2%)
    (Cost $81,147)                                                    84,041
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-16.2%)
    Other Assets--Note C                                               1,851
    Payables for Securities Purchased                                (13,343)
    Other Liabilities                                                   (248)
                                                                 -----------
                                                                     (11,740)
----------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------
    Applicable to 7,449,077 outstanding
       $.001 par value shares
       (authorized 250,000,000 shares)                               $72,301
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                              $9.71
============================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.


----------------------------------------------------------------------------
AT OCTOBER 31, 1995, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
                                                  Amount                 Per
                                                   (000)               Share
                                              ----------          ----------
    Paid in Capital                              $74,669              $10.03
    Undistributed Net
       Investment Income                             173                 .02
    Accumulated Net
       Realized Losses--Note D                    (5,435)               (.73)
    Unrealized Appreciation
       of Investments--Note E                      2,894                 .39
----------------------------------------------------------------------------
NET ASSETS                                       $72,301             $  9.71
----------------------------------------------------------------------------

                                                                      Market
GLOBAL EQUITY                                                          Value
PORTFOLIO                                         Shares              (000)+
----------------------------------------------------------------------------
COMMON STOCKS (90.8%)
----------------------------------------------------------------------------
AUSTRALIA (4.4%)
----------------------------------------------------------------------------
    Australia & New Zealand
       Bank Group Ltd.                           116,000            $    485
    Gio Australia Holdings Ltd.                   62,179                 131
    North Ltd.                                    80,095                 225
    Pasminco Ltd.                                140,000                 154
    QNI Ltd.                                      80,000                 153
    Renison Goldfields
       Consolidated Ltd.                          54,551                 229
    Santos Ltd.                                   72,000                 194
                                                                 -----------
          GROUP TOTAL                                                  1,571
                                                                 -----------
----------------------------------------------------------------------------
CANADA (1.7%)
----------------------------------------------------------------------------
    Imperial Oil Ltd.                              5,500                 201
    Noranda Inc.                                   9,000                 180
*   Rogers Communications, Inc.
       Class B                                    25,000                 244
                                                                 -----------
          GROUP TOTAL                                                    625
                                                                 -----------
----------------------------------------------------------------------------
DENMARK (.3%)
----------------------------------------------------------------------------
*   Coloplast AS                                   1,300                 105
----------------------------------------------------------------------------
FINLAND (1.4%)
----------------------------------------------------------------------------
*   Nokia AB A                                     3,000                 172
    Outokumpu A                                   10,000                 159
*   Unitas A                                      72,000                 175
                                                                 -----------
          GROUP TOTAL                                                    506
                                                                 -----------
----------------------------------------------------------------------------
FRANCE (3.0%)
----------------------------------------------------------------------------
*   AXA                                            3,500                 194
    Banque Nationale de Paris                      3,500                 144
    Carrefour                                        200                 117
    Clarins                                        1,500                 140
*   Moulinex                                       6,000                 120
    Pechiney SA Cert D 'Inv Priv                   2,000                 104
    Union Financiere de France
       Banque SA                                   1,200                  92
*   Usinor Sacilor                                12,000                 179
                                                                 -----------
          GROUP TOTAL                                                  1,090
                                                                 -----------
----------------------------------------------------------------------------
GERMANY (2.8%)
----------------------------------------------------------------------------
    BMW                                              360                 193
    Buderus                                          400                 172
    Deutsche Bank AG                               4,400                 199
    Mannesmann AG                                    630                 207
    Veba AG                                        5,220                 214
*   Wella AG Warrants Exp. 3/18/96                   450                  29
                                                                 -----------
          GROUP TOTAL                                                  1,014
                                                                 -----------
----------------------------------------------------------------------------
HONG KONG (.8%)
----------------------------------------------------------------------------
    Hong Kong Telecommunication Ltd.              70,000                 122
    Television Broadcast Ltd.                     45,000                 180
                                                                 -----------
          GROUP TOTAL                                                    302
                                                                 -----------
----------------------------------------------------------------------------
ITALY (1.0%)
----------------------------------------------------------------------------
    Industrie Natuzzi SPA SP ADR                   3,500                 140
*   Olivetti & Cie. SPA                          150,000                 113
    Stet d Risp. Port Non-Cvt.                    50,000                 109
                                                                 -----------
          GROUP TOTAL                                                    362
                                                                 -----------
----------------------------------------------------------------------------
JAPAN (16.7%)
----------------------------------------------------------------------------
    Apic Yamada Corp.                              3,000                 132
    Brother Industries Ltd.                       38,000                 191
*   Dai-Nippon Screen Manufacturing               28,000                 250
    Daishinku Corp.                                4,000                  43
    Fujitsu Ltd.                                  36,000                 430
*   Gakken Co.                                    42,000                 232
    Intec 20,000                                     274
    Kanematsu Corp.                               40,000                 137
    Kao Corp.                                     20,000                 243
    Konica Corp.                                  14,000                  94
    Mitsui & Co., Ltd.                            48,000                 382
    Namco Ltd.                                    10,000                 293
*   Nippon Suisan Kaisha                          60,000                 244
    Nippon Telephone and Telegraph                    34                 279
    Sanshin Electronics                           16,000                 249
    Sony Corp.                                     5,000                 225
    Sony Music Entertainment                       4,000                 171
    Sumitomo Rubber                               12,000                  96
    Sumitomo Sitix Corp.                          24,000                 427
    Sumitomo Trust & Banking                      16,000                 185
    Tokyo Broadcasting System                     15,000                 220
    Wacoal Corp.                                  24,000                 284
    Yamaha Corp.                                  22,000                 351
    Yamaha Motor Co.                              34,000                 266
    Yamazaki Baking Co., Ltd.                      6,000                 106
    Yasuda Fire & Marine Insurance Co.            32,000                 194
                                                                 -----------
          GROUP TOTAL                                                  5,998
                                                                 -----------
----------------------------------------------------------------------------
MALAYSIA (1.7%)
----------------------------------------------------------------------------
    Carlsberg Brewery Malaysia                    25,000                 114
    Malaysian Airlines System Bhd.                30,000                  82
    Resorts World Bhd.                            30,000                 146
    Sime Darby Bhd.                               50,000                 125
    United Engineers Bhd.                         20,000                 124
                                                                 -----------
          GROUP TOTAL                                                    591
                                                                 -----------
----------------------------------------------------------------------------

                                                                      Market
GLOBAL EQUITY                                                          Value
PORTFOLIO (continued)                             Shares              (000)+
----------------------------------------------------------------------------
MEXICO (1.0%)
----------------------------------------------------------------------------
    Grupo Financiero Banamex B                    30,000          $       51
    Grupo Televisa SA ADR                          7,000                 120
    Telefonos de Mexico SA ADR                     4,000                 110
    Vitro Sociedad Anonima ADR                    10,000                  65
                                                                 -----------
          GROUP TOTAL                                                    346
                                                                 -----------
----------------------------------------------------------------------------
NETHERLANDS (1.4%)
----------------------------------------------------------------------------
    Boskalis Koninklijke Boskalis
       Westminster NV                              6,500                  78
    Nedlloyd Group NV                              5,600                 142
    Philips Electronics NV (non-voting)            2,000                  77
    Polygram NV                                    3,100                 193
                                                                 -----------
          GROUP TOTAL                                                    490
                                                                 -----------
----------------------------------------------------------------------------
NORWAY (.9%)
----------------------------------------------------------------------------
    Olav Thon Eiendomsselskap                      7,000                 116
    Schibsted AS                                  19,000                 210
                                                                 -----------
          GROUP TOTAL                                                    326
                                                                 -----------
----------------------------------------------------------------------------
SINGAPORE (1.3%)
----------------------------------------------------------------------------
    Jardine Strategic Holdings Ltd.               60,000                 161
    Mandarin Oriental                            120,000                 134
    Singapore Land                                30,000                 168
                                                                 -----------
          GROUP TOTAL                                                    463
                                                                 -----------
----------------------------------------------------------------------------
SOUTH AFRICA (2.1%)
----------------------------------------------------------------------------
    Barlow Ltd.                                   12,000                 155
    De Beers Centenary AG                          6,000                 166
    Free State Consolidated Gold
       Mines Ltd. ADR                              7,000                  65
    Safmarine & Rennies Holdings Ltd.             45,000                 157
    South African Breweries                        4,000                 131
    South African Iron                            81,375                  83
                                                                 -----------
          GROUP TOTAL                                                    757
                                                                 -----------
----------------------------------------------------------------------------
SPAIN (1.1%)
----------------------------------------------------------------------------
    Centros Comerciales Pryca SA                   5,000                 106
    Prosegur Compania                              3,305                  81
    Tabacalera SA                                  3,000                 101
    Viscofan Envoltura                             8,000                 100
                                                                 -----------
          GROUP TOTAL                                                    388
                                                                 -----------
----------------------------------------------------------------------------
SWEDEN (5.3%)
----------------------------------------------------------------------------
    Hennes & Mauritz Series B                      3,300                 216
    Kinnevik AB - B Shares                         6,000                 166
    LM Ericsson Telephone                         14,850                 315
*   Lindex AB                                     50,000                 726
    Munksjoe AB                                   18,000                 130
    S E Banken Series A                           50,000                 337
                                                                 -----------
          GROUP TOTAL                                                  1,890
                                                                 -----------
----------------------------------------------------------------------------
SWITZERLAND (1.5%)
----------------------------------------------------------------------------
    Georg Fischer (Bearer)                           100                 138
    SMH (Registered)                                 800                 107
    Societe Generale de Surveillance
       Holdings SA (Bearer)                          150                 283
                                                                 -----------
          GROUP TOTAL                                                    528
                                                                 -----------
----------------------------------------------------------------------------
UNITED KINGDOM (12.3%)
----------------------------------------------------------------------------
    Airtours PLC                                  40,000                 206
    Asda Group PLC                               125,000                 202
    Associated British Ports
       Holdings PLC                               30,000                 144
    Barclays PLC                                  20,000                 234
    Bersiford PLC                                250,000                 584
    British Aerospace                             20,000                 224
    Chubb Security PLC                            25,000                 131
    First Leisure Corp. PLC                       25,000                 135
    Granada Group PLC                             15,000                 160
    Hanson PLC                                    60,000                 183
    Invesco PLC ADR                                9,000                 344
    Invesco PLC                                   55,000                 211
    Provident Financial PLC                       15,000                 182
    RTZ Corp.                                     15,000                 207
    Racal Electronic PLC                          30,000                 120
    Stagecoach Holdings PLC                       35,000                 141
    Taylor Woodrow PLC                            80,000                 134
    Trafalgar House PLC                          330,000                 118
    Trinity Holdings PLC                          30,000                 154
    Vendome Luxury Group PLC                      20,000                 177
    Vodafone Group PLC                            50,000                 206
    WPP Group                                    100,000                 243
                                                                 -----------
          GROUP TOTAL                                                  4,440
                                                                 -----------
----------------------------------------------------------------------------
UNITED STATES (30.1%)
----------------------------------------------------------------------------
BASIC MATERIALS (7.1%)
*   Crown Vantage, Inc.                              500                  10
*   FMC Corp.                                      3,500                 251
    Freeport-McMoRan, Inc.                         8,333                 311
    Geon Co.                                      10,000                 249
    Georgia-Pacific Corp.                          4,500                 371
    James River Corp.                             10,000                 321
*   Magma Copper Co. Class B                      14,000                 235
    Olin Corp.                                     4,000                 256
    PPG Industries, Inc.                           6,000                 255
    Stone Container Corp.                         18,000                 297
                                                                 -----------
       GROUP TOTAL                                                     2,556
                                                                 -----------
----------------------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (6.3%)
    The Boeing Co.                                 5,000                 328
    Deere & Co.                                    4,000                 358
    Honeywell, Inc.                               10,000                 420
    Lockheed Martin Corp.                          5,000                 341
    Owens-Corning Fiberglas Corp.                  7,000                 297

                                                                      Market
                                                                       value
                                                  Shares              (000)+
----------------------------------------------------------------------------
    TRW, Inc.                                      4,000            $    263
    United Technologies Corp.                      3,000                 266
                                                                 -----------
       GROUP TOTAL                                                     2,273
                                                                 -----------
----------------------------------------------------------------------------
CONSUMER CYCLICAL (3.6%)
    Chrysler Corp.                                 5,000                 258
    Harcourt General, Inc.                         6,500                 258
    Mercantile Stores Co., Inc.                    6,000                 269
    Outboard Marine Corp.                         10,000                 208
*   Price/Costco Inc.                             18,000                 306
                                                                 -----------
          GROUP TOTAL                                                  1,299
                                                                 -----------
----------------------------------------------------------------------------
CONSUMER STAPLES (.9%)
    Philip Morris Cos., Inc.                       4,000                 338
                                                                 -----------
----------------------------------------------------------------------------
ENERGY (1.3%)
    Dresser Industries, Inc.                      10,500                 218
*   Western Atlas Inc.                             5,900                 259
                                                                 -----------
          GROUP TOTAL                                                    477
                                                                 -----------
----------------------------------------------------------------------------
FINANCIAL (4.5%)
    The Bank of New York Co., Inc.                 6,000                 252
    The Equitable Cos.                            15,000                 319
    First Interstate Bancorp.                      4,500                 581
    TIG Holdings, Inc.                             8,000                 203
    Unitrin Inc.                                   6,000                 278
                                                                 -----------
          GROUP TOTAL                                                  1,633
                                                                 -----------
----------------------------------------------------------------------------
HEALTH CARE (.9%)
    Baxter International, Inc.                     8,000                 309
                                                                 -----------
----------------------------------------------------------------------------
TECHNOLOGY (1.5%)
    Intel Corp.                                    3,900                 273
    Varian Associates, Inc.                        5,000                 257
                                                                 -----------
          GROUP TOTAL                                                    530
                                                                 -----------
----------------------------------------------------------------------------
TRANSPORT & SERVICES (2.5%)
*   AMR Corp.                                      4,000                 264
    Conrail, Inc.                                  3,500                 241
    Union Pacific Corp.                            6,000                 392
                                                                 -----------
          GROUP TOTAL                                                    897
                                                                 -----------
----------------------------------------------------------------------------
MISCELLANEOUS (1.5%)
    AlliedSignal Inc.                              7,000                 298
*   Litton Industries, Inc.                        6,000                 238
                                                                 -----------
          GROUP TOTAL                                                    536
                                                                 -----------
----------------------------------------------------------------------------
TOTAL UNITED STATES                                                   10,848
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $32,851)                                                    32,640
----------------------------------------------------------------------------

                                                    Face              Market
                                                  Amount               Value
                                                   (000)              (000)+
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (9.2%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT
    Collateralized by U.S. Government
       Obligations in a Pooled
       Cash Account
       5.89%, 11/1/95
       (Cost $3,318)                              $3,318            $  3,318
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
    (Cost $36,169)                                                    35,958
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
----------------------------------------------------------------------------
    Other Assets--Note C                                                 340
    Liabilities                                                         (328)
                                                                 -----------
                                                                          12
----------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------
    Applicable to 3,569,590 outstanding
       $.001 par value shares
       (authorized 250,000,000 shares)                               $35,970
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                             $10.08
============================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.
ADR--American Depository Receipt.

----------------------------------------------------------------------------
AT OCTOBER 31, 1995, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
                                                  Amount                 Per
                                                   (000)               Share
                                              ----------          ----------
    Paid in Capital                              $36,039              $10.09
    Undistributed Net
       Investment Income--Note D                     142                 .04
    Accumulated Net
       Realized Gains--Note D                         20                 .01
    Unrealized Depreciation--
       Notes E and F:
         Investment Securities                      (211)               (.05)
         Foreign Currencies and Forward
            Currency Contracts                       (20)               (.01)
----------------------------------------------------------------------------
NET ASSETS                                       $35,970              $10.08
----------------------------------------------------------------------------

                                                    Face              Market
GLOBAL ASSET ALLOCATION                           Amount               Value
PORTFOLIO                                          (000)              (000)+
----------------------------------------------------------------------------
U.S. TREASURY BONDS & NOTES (45.5%)(1)
----------------------------------------------------------------------------
    U.S. Treasury Bond
       6.875%, 8/15/25                          $    300           $     322
    U.S. Treasury Notes
       5.625%, 10/31/97                            6,000               6,002
       5.875%, 8/15/98                             2,500               2,512
       6.125%, 7/31/00                             7,800               7,895
       6.50%, 8/15/05                              3,500               3,624
----------------------------------------------------------------------------
TOTAL U.S. TREASURY BONDS & NOTES
    (Cost $20,022)                                                    20,355
----------------------------------------------------------------------------
FOREIGN BONDS (18.2%)
----------------------------------------------------------------------------
AUSTRALIA (1.7%)
    Queensland Treasury
       Global Note
       8.00%, 8/14/01                   AUD        1,000                 741
                                                                 -----------
CANADA (1.2%)
    Canada Government Bond
       6.50%, 6/1/04                    CAD          800                 556
                                                                 -----------
FRANCE (7.0%)
    France O.A.T.
       8.50%, 3/28/00                   FRF        1,700                 373
       8.50%, 10/25/08                  FRF        1,100                 244
       9.50%, 1/25/01                   FRF       11,000               2,522
                                                                 -----------
                                                                       3,139
                                                                 -----------
GERMANY (1.7%)
    Bundesschatzanweisungen
       6.875%, 2/24/99                  DEM        1,000                 750
                                                                 -----------
UNITED KINGDOM (6.6%)
    U.K. Treasury
       9.50%, 10/25/04                  GBP        1,700               2,946
                                                                 -----------
----------------------------------------------------------------------------
TOTAL FOREIGN BONDS
    (Cost $8,000)                                                      8,132
----------------------------------------------------------------------------
EQUITY SECURITIES (3.9%)(2)
    (Cost $1,806)                                                      1,731
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (29.5%)(3)
----------------------------------------------------------------------------
U.S. TREASURY BILLS
    5.42%, 1/11/96                               $10,000            $  9,894
    5.493%, 11/16/95                               2,000               1,995
REPURCHASE AGREEMENT
    Collateralized by U.S. Government
       Obligations in a Pooled
       Cash Account
       5.89%, 11/1/95                              1,309               1,309
----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $13,200)                                                    13,198
----------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (97.1%)
    (Cost $43,028)                                                    43,416
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.9%)(3)
----------------------------------------------------------------------------
    Other Assets--Note C                                               1,436
    Liabilities                                                         (137)
                                                                 -----------
                                                                       1,299
----------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------
    Applicable to 4,352,644 outstanding
       $.001 par value shares
       (authorized 250,000,000 shares)                               $44,715
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                             $10.27
============================================================================

----------------------------------------------------------------------------
OPEN FUTURES CONTRACTS AT
OCTOBER 31, 1995:
----------------------------------------------------------------------------
                                                      Market      Unrealized
                                    Contracts          Value    Appreciation
                                         Long    Long(Short)  (Depreciation)
                                      (Short)          (000)           (000)
----------------------------------------------------------------------------
U.S. TREASURY NOTE FUTURES
    CONTRACTS(1) EXPIRING
    DECEMBER 1995
----------------------------------------------------------------------------
10 Year U.S. Treasury Note                 (9)      $ (1,004)          $  (7)
----------------------------------------------------------------------------
EQUITY INDEX FUTURES CONTRACTS
    EXPIRING DECEMBER 1995
----------------------------------------------------------------------------
UNITED STATES
    Standard and Poor's 500                23          6,714              68
                                                                 -----------
AUSTRALIA
    All Ordinary Index                     17            672             (27)
                                                                 -----------
CANADA
    Toronto 35                              7            613             (21)
    Toronto 35                             (1)           (88)              1
                                                                 -----------
                                                                         (20)
                                                                 -----------
FRANCE
    CAC 40                                  7            524             (35)
                                                                 -----------
GERMANY
    DAX                                    14          2,164             (57)
    DAX                                    (7)        (1,082)            (16)
                                                                 -----------
                                                                         (73)
                                                                 -----------
HONG KONG
    Hang Seng                               5            317               3
                                                                 -----------
JAPAN
    Nikkei 300                             62          1,603              60
                                                                 -----------
UNITED KINGDOM
    FTSE 100                               10          1,397               5
                                                                 -----------
----------------------------------------------------------------------------
TOTAL EQUITY INDEX
    FUTURES CONTRACTS(2)                              12,834             (19)
----------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                              $11,830            $(26)
----------------------------------------------------------------------------

+See Note A to Financial Statements.

*Non-Income Producing Security.

(1) The combined market value of U.S. Treasury Bonds and Notes and U.S. Treasury Note Futures Contracts represents 43.3% of net assets.

(2) The combined market value of equity securities and equity index futures contracts represents 32.6% of net assets, distributed by country as follows:

       United States                     15.0%
       Australia                          1.5
       Canada                             1.8
       France                             1.2
       Germany                            2.4
       Hong Kong                          0.7
       Japan                              5.9
       Spain                              1.0
       United Kingdom                     3.1

(3) The effective cash position represents 5.9% of net assets. Cash reserves above this level are invested in equity and bond markets through the use of futures contracts.

AUD--Australian Dollar
CAD--Canadian Dollar
DEM--German Deutsche Mark
FRF--French Franc
GBP--British Sterling Pound

----------------------------------------------------------------------------
AT OCTOBER 31, 1995, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------

                                                Amount                   Per
                                                 (000)                 Share
                                             ---------             ---------

Paid in Capital                                $43,802                $10.06
Undistributed Net
    Investment Income--Note D                      486                   .11
Accumulated Net
    Realized Gains--Note D                          53                   .01
Unrealized Appreciation
    (Depreciation)--Notes E and F:
       Investment Securities                       388                   .09
       Futures Contracts                           (26)                   --
       Foreign Currencies and
            Forward Currency Contracts              12                    --
----------------------------------------------------------------------------
NET ASSETS                                     $44,715                $10.27
----------------------------------------------------------------------------

                           STATEMENT OF OPERATIONS

                                                                               AGGRESSIVE GROWTH       CAPITAL OPPORTUNITY
                                                                                       PORTFOLIO                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                                   June 30, 1995             June 30, 1995
                                                                             to October 31, 1995       to October 31, 1995
                                                                                           (000)                     (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     INCOME
         Dividends    . . . . . . . . . . . . . . . . . . . . . . . . . .                   $213                 $      56
         Interest     . . . . . . . . . . . . . . . . . . . . . . . . . .                     53                       186
--------------------------------------------------------------------------------------------------------------------------
                 Total Income . . . . . . . . . . . . . . . . . . . . . .                    266                       242
--------------------------------------------------------------------------------------------------------------------------
     EXPENSES
         Investment Advisory Fees--Note B . . . . . . . . . . . . . . . .                     --                        61
         The Vanguard Group--Note C . . . . . . . . . . . . . . . . . . .                     --                        --
         Taxes (other than income taxes)  . . . . . . . . . . . . . . . .                      1                         1
         Custodians' Fees . . . . . . . . . . . . . . . . . . . . . . . .                     --                        --
         Auditing Fees  . . . . . . . . . . . . . . . . . . . . . . . . .                      5                         7
--------------------------------------------------------------------------------------------------------------------------
                 Total Expenses . . . . . . . . . . . . . . . . . . . . .                      6                        69
--------------------------------------------------------------------------------------------------------------------------
                    Net Investment Income   . . . . . . . . . . . . . . .                    260                       173
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
         Investment Securities Sold . . . . . . . . . . . . . . . . . . .                     (9)                   (5,435)
         Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . .                     --                        --
         Foreign Currencies and Forward Currency Contracts  . . . . . . .                     --                        --
--------------------------------------------------------------------------------------------------------------------------
                    Realized Net Gain (Loss)  . . . . . . . . . . . . . .                     (9)                   (5,435)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)
         Investment Securities  . . . . . . . . . . . . . . . . . . . . .                    (80)                    2,894
         Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . .                     --                        --
         Foreign Currencies and Forward Currency Contracts  . . . . . . .                     --                        --
--------------------------------------------------------------------------------------------------------------------------
                    Change in Unrealized Appreciation
                      (Depreciation)  . . . . . . . . . . . . . . . . . .                    (80)                    2,894
--------------------------------------------------------------------------------------------------------------------------
                    Net Increase (Decrease) in Net Assets
                      Resulting from Operations   . . . . . . . . . . . .                   $171                   $(2,368)
==========================================================================================================================

                                                                                   GLOBAL EQUITY   GLOBAL ASSET ALLOCATION
                                                                                       PORTFOLIO                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                                   June 30, 1995             June 30, 1995
                                                                             to October 31, 1995       to October 31, 1995
                                                                                           (000)                     (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     INCOME
         Dividends(1) . . . . . . . . . . . . . . . . . . . . . . . . . .                 $   89                      $117
         Interest     . . . . . . . . . . . . . . . . . . . . . . . . . .                     93                       385
--------------------------------------------------------------------------------------------------------------------------
                 Total Income . . . . . . . . . . . . . . . . . . . . . .                    182                       502
--------------------------------------------------------------------------------------------------------------------------
     EXPENSES
         Investment Advisory Fees--Note B . . . . . . . . . . . . . . . .                     35                        41
         The Vanguard Group--Note C . . . . . . . . . . . . . . . . . . .                     --                        --
         Taxes (other than income taxes)  . . . . . . . . . . . . . . . .                     --                         1
         Custodians' Fees . . . . . . . . . . . . . . . . . . . . . . . .                      2                         2
         Auditing Fees  . . . . . . . . . . . . . . . . . . . . . . . . .                      5                         5
--------------------------------------------------------------------------------------------------------------------------
                 Total Expenses . . . . . . . . . . . . . . . . . . . . .                     42                        49
--------------------------------------------------------------------------------------------------------------------------
                    Net Investment Income   . . . . . . . . . . . . . . .                    140                       453
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
         Investment Securities Sold . . . . . . . . . . . . . . . . . . .                     20                        62
         Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . .                     --                        15
         Foreign Currencies and Forward Currency Contracts  . . . . . . .                      2                         9
--------------------------------------------------------------------------------------------------------------------------
                    Realized Net Gain (Loss)  . . . . . . . . . . . . . .                     22                        86
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)
         Investment Securities  . . . . . . . . . . . . . . . . . . . . .                   (211)                      388
         Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . .                     --                       (26)
         Foreign Currencies and Forward Currency Contracts  . . . . . . .                    (20)                       12
--------------------------------------------------------------------------------------------------------------------------
                    Change in Unrealized Appreciation
                      (Depreciation)  . . . . . . . . . . . . . . . . . .                   (231)                      374
--------------------------------------------------------------------------------------------------------------------------
                    Net Increase (Decrease) in Net Assets
                      Resulting from Operations   . . . . . . . . . . . .                 $  (69)                     $913
==========================================================================================================================

(1) Dividends for the Global Equity Portfolio are net of foreign withholding taxes of $4,000.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                               AGGRESSIVE GROWTH       CAPITAL OPPORTUNITY
                                                                                       PORTFOLIO                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                                   JUNE 30, 1995             JUNE 30, 1995
                                                                             TO OCTOBER 31, 1995       TO OCTOBER 31, 1995
                                                                                           (000)                     (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . .               $    260                  $    173
     Realized Net Gain (Loss) . . . . . . . . . . . . . . . . . . . . . .                     (9)                   (5,435)
     Change in Unrealized Appreciation (Depreciation) . . . . . . . . . .                    (80)                    2,894
--------------------------------------------------------------------------------------------------------------------------
             Net Increase (Decrease) in Net Assets
                 Resulting from Operations  . . . . . . . . . . . . . . .                    171                    (2,368)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
     Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . .                     --                        --
     Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . .                     --                        --
--------------------------------------------------------------------------------------------------------------------------
             Total Distributions  . . . . . . . . . . . . . . . . . . . .                     --                        --
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
     Issued      --Regular  . . . . . . . . . . . . . . . . . . . . . . .                 25,340                    20,002
                 --In Lieu of Cash Distributions  . . . . . . . . . . . .                     --                        --
                 --Exchange . . . . . . . . . . . . . . . . . . . . . . .                 37,414                    55,979
     Redeemed    --Regular  . . . . . . . . . . . . . . . . . . . . . . .                   (124)                     (111)
                 --Exchange . . . . . . . . . . . . . . . . . . . . . . .                   (634)                   (1,201)
--------------------------------------------------------------------------------------------------------------------------
             Net Increase from
                 Capital Share Transactions . . . . . . . . . . . . . . .                 61,996                    74,669
--------------------------------------------------------------------------------------------------------------------------
             Total Increase . . . . . . . . . . . . . . . . . . . . . . .                 62,167                    72,301
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period--Note G  . . . . . . . . . . . . . . . . . . . .                    100                        --
--------------------------------------------------------------------------------------------------------------------------
     End of Period (3)  . . . . . . . . . . . . . . . . . . . . . . . . .                $62,267                   $72,301
==========================================================================================================================
     (1)     Distributions Per Share
             Net Investment Income  . . . . . . . . . . . . . . . . . . .                     --                        --
             Realized Net Gain  . . . . . . . . . . . . . . . . . . . . .                     --                        --
--------------------------------------------------------------------------------------------------------------------------
     (2)     Shares Issued and Redeemed
             Issued   . . . . . . . . . . . . . . . . . . . . . . . . . .                  6,151                     7,586
             Issued in Lieu of Cash Distributions . . . . . . . . . . . .                     --                        --
             Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . .                    (74)                     (137)
--------------------------------------------------------------------------------------------------------------------------
                                                                                           6,077                     7,449
--------------------------------------------------------------------------------------------------------------------------
     (3)     Undistributed Net
                 Investment Income  . . . . . . . . . . . . . . . . . . .               $    260                  $    173
--------------------------------------------------------------------------------------------------------------------------

                                                                                   GLOBAL EQUITY   GLOBAL ASSET ALLOCATION
                                                                                       PORTFOLIO                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                                   JUNE 30, 1995             JUNE 30, 1995
                                                                             TO OCTOBER 31, 1995       TO OCTOBER 31, 1995
                                                                                           (000)                     (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . .               $    140                  $    453
     Realized Net Gain (Loss) . . . . . . . . . . . . . . . . . . . . . .                     22                        86
     Change in Unrealized Appreciation (Depreciation) . . . . . . . . . .                   (231)                      374
--------------------------------------------------------------------------------------------------------------------------
         Net Increase (Decrease) in Net Assets
             Resulting from Operations  . . . . . . . . . . . . . . . . .                    (69)                      913
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
     Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . .                     --                        --
     Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . .                     --                        --
--------------------------------------------------------------------------------------------------------------------------
         Total Distributions  . . . . . . . . . . . . . . . . . . . . . .                     --                        --
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
     Issued      --Regular  . . . . . . . . . . . . . . . . . . . . . . .                 14,717                    24,437
                 --In Lieu of Cash Distributions  . . . . . . . . . . . .                     --                        --
                 --Exchange . . . . . . . . . . . . . . . . . . . . . . .                 21,551                    19,525
     Redeemed    --Regular  . . . . . . . . . . . . . . . . . . . . . . .                    (26)                       (6)
                 --Exchange . . . . . . . . . . . . . . . . . . . . . . .                   (203)                     (154)
--------------------------------------------------------------------------------------------------------------------------
         Net Increase from
             Capital Share Transactions . . . . . . . . . . . . . . . . .                 36,039                    43,802
--------------------------------------------------------------------------------------------------------------------------
         Total Increase . . . . . . . . . . . . . . . . . . . . . . . . .                 35,970                    44,715
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period--Note G  . . . . . . . . . . . . . . . . . . . .                     --                        --
--------------------------------------------------------------------------------------------------------------------------
     End of Period (3)  . . . . . . . . . . . . . . . . . . . . . . . . .                $35,970                   $44,715
==========================================================================================================================
     (1)     Distributions Per Share
             Net Investment Income  . . . . . . . . . . . . . . . . . . .                     --                        --
             Realized Net Gain  . . . . . . . . . . . . . . . . . . . . .                     --                        --
--------------------------------------------------------------------------------------------------------------------------
     (2)     Shares Issued and Redeemed
             Issued   . . . . . . . . . . . . . . . . . . . . . . . . . .                  3,592                     4,369
             Issued in Lieu of Cash Distributions . . . . . . . . . . . .                     --                        --
             Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . .                    (22)                      (16)
--------------------------------------------------------------------------------------------------------------------------
                                                                                           3,570                     4,353
--------------------------------------------------------------------------------------------------------------------------
     (3)     Undistributed Net
                 Investment Income--Note D  . . . . . . . . . . . . . . .               $    142                 $     486
--------------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                               AGGRESSIVE GROWTH       CAPITAL OPPORTUNITY
                                                                                       PORTFOLIO                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                                  JUNE 30, 1995+            JUNE 30, 1995+
For a Share Outstanding Throughout the Period                                TO OCTOBER 31, 1995       TO OCTOBER 31, 1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . . . . . . .                 $10.00                    $10.00
                                                                                          ------                    ------
INVESTMENT OPERATIONS
     Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . .                    .04                       .02
     Net Realized and Unrealized Gain (Loss) on Investments . . . . . . .                    .19                      (.31)
                                                                                          ------                    ------
             TOTAL FROM INVESTMENT OPERATIONS . . . . . . . . . . . . . .                    .23                      (.29)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income . . . . . . . . . . . . . . . .                     --                        --
     Distributions from Realized Capital Gains  . . . . . . . . . . . . .                     --                        --
                                                                                          ------                    ------
             TOTAL DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . .                     --                        --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . . . . . . . . . . . .                 $10.23                     $9.71
==========================================================================================================================
TOTAL RETURN(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 +1.69%                    -3.19%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)  . . . . . . . . . . . . . . . . . .                    $62                       $72
Ratio of Expenses to Average Net Assets . . . . . . . . . . . . . . . . .                  .06%*                     .47%*
Ratio of Net Investment Income to Average Net Assets  . . . . . . . . . .                 2.22%*                    1.29%*
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . .                     0%                       30%
--------------------------------------------------------------------------------------------------------------------------

*   Annualized.

+ Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

(1) Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

                                                                                   GLOBAL EQUITY   GLOBAL ASSET ALLOCATION
                                                                                       PORTFOLIO                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                                  JUNE 30, 1995+            JUNE 30, 1995+
For a Share Outstanding Throughout the Period                                TO OCTOBER 31, 1995       TO OCTOBER 31, 1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . . . . . . .                 $10.00                    $10.00
                                                                                          ------                    ------
INVESTMENT OPERATIONS
     Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . .                    .04                       .11
     Net Realized and Unrealized Gain (Loss) on Investments . . . . . . .                    .04                       .16
                                                                                          ------                    ------
             TOTAL FROM INVESTMENT OPERATIONS . . . . . . . . . . . . . .                    .08                       .27
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income . . . . . . . . . . . . . . . .                     --                        --
     Distributions from Realized Capital Gains  . . . . . . . . . . . . .                     --                        --
                                                                                          ------                    ------
             TOTAL DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . .                     --                        --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . . . . . . . . . . . .                 $10.08                    $10.27
==========================================================================================================================
TOTAL RETURN(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 +0.50%                    +2.39%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)  . . . . . . . . . . . . . . . . . .                    $36                       $45
Ratio of Expenses to Average Net Assets . . . . . . . . . . . . . . . . .                  .57%*                     .52%*
Ratio of Net Investment Income to Average Net Assets  . . . . . . . . . .                 2.04%*                    5.42%*
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . .                     2%                       17%
--------------------------------------------------------------------------------------------------------------------------

*   Annualized.

+ Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

(1) Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.

                         NOTES TO FINANCIAL STATEMENTS

Vanguard Horizon Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and consists of the Aggressive Growth, Capital Opportunity, Global Equity, and Global Asset Allocation Portfolios. The Global Equity and Global Asset Allocation Portfolios invest in securities of foreign issuers which may subject them to investment risks not normally associated with investing in securities of United States corporations. The Global Asset Allocation Portfolio also invests in debt instruments of foreign governments; the issuers' abilities to meet these obligations may be affected by economic and political developments in their respective countries.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over sixty days to maturity, are valued at the latest quoted bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost which approximates market value.

2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 PM Geneva time on the valuation date.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the portion arising from changes in market prices of securities. Such fluctuations are included in realized net gains (losses) and unrealized appreciation (depreciation) on investment securities. Changes in the value of other assets and liabilities resulting from changes in foreign exchange rates are recorded as unrealized foreign currency gains (losses) until settled in cash, at which time realized foreign currency gains (losses) are recognized.

3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Global Asset Allocation Portfolio may invest up to 50% of its net assets in U.S. and foreign equity index futures contracts. The Portfolio may invest in futures contracts instead of the underlying stocks to achieve exposure to the entire index of stocks in a selected country while minimizing transaction costs. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market.

     The Global Equity and Global Asset Allocation Portfolios enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of such contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized. Unrealized appreciation (depreciation) on certain open futures and forward contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

4. FEDERAL INCOME TAXES: Each Portfolio of the Fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

5. REPURCHASE AGREEMENTS: Each Portfolio of the Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of each agreement require that the market value of this collateral is sufficient in the event of default; however in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investments are those of specific securities sold. Discounts on debt securities purchased are amortized to interest income over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. Under the terms of advisory contracts, investment advisory fee payments are calculated at an annual percentage rate of average net assets of the following Portfolios:

----------------------------------------------------------------------------
                                                                 Contract
Portfolio                      Investment Adviser               Exp. Date
----------------------------------------------------------------------------

CAPITAL OPPORTUNITY            HUSIC CAPITAL                 MAY 22, 1997
                               MANAGEMENT

GLOBAL EQUITY                  MARATHON ASSET                JUNE 29, 1997
                               MANAGEMENT LIMITED

GLOBAL ASSET                   STRATEGIC INVESTMENT          AUGUST 13, 1997
ALLOCATION                     MANAGEMENT
----------------------------------------------------------------------------

For the period ended October 31, 1995, the investment advisory fees of the Capital Opportunity, Global Equity, and Global Asset Allocation Portfolios represented effective annual rates of .40 of 1%, .45 of 1%, and .40 of 1%, respectively, of average net assets.

The Vanguard Group, Inc. furnishes investment advisory services to the Aggressive Growth Portfolio on an at-cost basis. No advisory fees were charged by Vanguard during the period ended October 31, 1995.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. No Vanguard expenses were allocated to the Fund for the period ended October 31, 1995. At October 31, 1995, the Fund had contributed capital of $24,000 to Vanguard (included in Other Assets), representing .1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the period ended October 31, 1995, purchases and sales of investment securities, other than U.S. Government securities and temporary cash investments, were:

-------------------------------------------------------------------------
                                                       (000)
                                          -------------------------------
Portfolio                                  Purchases                Sales
-------------------------------------------------------------------------
AGGRESSIVE GROWTH                          $62,699                $   226
CAPITAL OPPORTUNITY                         92,174                 17,031
GLOBAL EQUITY                               33,507                    656
GLOBAL ASSET ALLOCATION                     13,673                  3,931
-------------------------------------------------------------------------


The Global Asset Allocation Portfolio made purchases of U.S. Government securities of $20,019,000.

At October 31, 1995, the Aggressive Growth and Capital Opportunity Portfolios had available capital loss carryforwards of $9,000 and $5,435,000, respectively, to offset future net capital gains through October 31, 2003.

During the period ended October 31, 1995, the Global Equity and Global Asset Allocation Portfolios realized net foreign currency gains of $2,000 and $33,000, respectively, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net income.

E. At October 31, 1995, net unrealized appreciation (depreciation) of investment securities for financial reporting and Federal income tax purposes was:

---------------------------------------------------------------------------------
                                                      (000)
                                  -----------------------------------------------
                                                                   Net Unrealized
                                   Appreciated     Depreciated      Appreciation
Portfolio                          Securities      Securities      (Depreciation)
---------------------------------------------------------------------------------

AGGRESSIVE GROWTH                    $2,642         $(2,722)          $   (80)
CAPITAL OPPORTUNITY                   5,712          (2,818)            2,894
GLOBAL EQUITY                         1,308          (1,519)             (211)
GLOBAL ASSET ALLOCATION                 481             (93)              388
---------------------------------------------------------------------------------

At October 31, 1995, the market value of U.S. Treasury Bills deposited as initial margin for open futures contracts held by the Global Asset Allocation Portfolio was $1,999,000. Total net unrealized depreciation related to open futures contracts was $26,000, of which unrealized appreciation of $61,000 is required to be treated as realized gain for tax purposes.

F. Under the terms of open forward currency contracts at October 31, 1995, the Global Equity Portfolio was obligated to deliver 148,020,000 Japanese yen in exchange for $1,500,000 on September 19, 1996. Net unrealized depreciation of $20,000 related to this contract is required to be treated as realized loss for tax purposes.

Under the terms of open forward currency contracts at October 31, 1995, the Global Asset Allocation Portfolio was obligated to receive and deliver foreign currencies in exchange for U.S. dollars as follows:

----------------------------------------------------------------------------------------------
                                                               (000)
                                       -------------------------------------------------------
                                                                                  Unrealized
                                         Foreign               U.S.              Appreciation
Contract Settlement Dates               Currency              Dollars           (Depreciation)
----------------------------------------------------------------------------------------------
RECEIVE:
--------
12/20/95--2/21/96        FRF             4,600                $  935                 $   4
12/20/95                 JPY            25,000                   258                   (11)
12/20/95--1/18/96        GBP               480                   752                     4
1/18/96                  DEM               300                   211                     2
DELIVER:
--------
12/20/95--1/18/96        FRF            17,700                 3,554                   (60)
12/20/95                 JPY           120,000                 1,248                    66
12/20/95--2/21/96        GBP             1,500                 2,351                   (11)
1/18/96                  CAD               300                   225                     2
2/21/96                  DEM             1,000                   725                    11
----------------------------------------------------------------------------------------------

CAD--Canadian Dollar
DEM--German Deutsche Mark
FRF--French Franc
GBP--British Sterling Pound
JPY--Japanese Yen


Net unrealized appreciation related to open forward currency contracts of $7,000 is required to be treated as realized gain for tax purposes.

At October 31, 1995, the Global Asset Allocation Portfolio had net unrealized foreign currency gains of $5,000 resulting from the translation of other assets and liabilities.

G. The Fund was organized on November 9, 1994, and its operations up to June 30, 1995, were limited to the sale and issuance of 10,000 shares of common stock of the Aggressive Growth Portfolio to a director and officer of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors
Vanguard Horizon Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Growth, Capital Opportunity, Global Equity, and Global Asset Allocation Portfolios of Vanguard Horizon Fund (the "Fund") at October 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
November 30, 1995

                           SPECIAL TAX INFORMATION


                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                           FOR VANGUARD HORIZON FUND

Corporate shareholders should note that for the fiscal year ended October 31, 1995, the percentage of investment income (i.e., dividend income plus short-term capital gains, where applicable) which qualifies for the intercorporate dividends received deduction is as follows:

     Aggressive Growth Portfolio  . . . . . . . . . . . . . . . . . . . .      80.8%
     Capital Opportunity Portfolio  . . . . . . . . . . . . . . . . . . .      31.7%
     Global Equity Portfolio  . . . . . . . . . . . . . . . . . . . . . .       2.6%
     Global Asset Allocation Portfolio  . . . . . . . . . . . . . . . . .       0.0%

                             DIRECTORS AND OFFICERS


JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                         IAN A. MACKINNON
Senior Vice President                       Senior Vice President
Information Technology                      Fixed Income Group

JEREMY G. DUFFIELD                          F. WILLIAM MCNABB III
Senior Vice President                       Senior Vice President
Planning & Development                      Institutional

JAMES H. GATELY                             RALPH K. PACKARD
Senior Vice President                       Senior Vice President
Individual Investor Group                   Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS


GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio

                                  INDEX FUNDS

Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio

Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                           [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.


                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739


                                   Q690-10/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                                 HORIZON FUND
                                EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile"

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appear at the top of pages one through three.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages four through eleven.

A running head featuring open log book, pen and battleships in the background appears at the top of pages twelve through thirty.

A running head featuring a compass, hour glass and telescope, and battleships in the background appears at the top of page thirty one.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page thirty two.

A running head featuring birds flying and ships in the background appears at the top of the back cover.